SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 30, 2003
                                                 ------------------------------


                             SOUTHERN POWER COMPANY
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             (Exact name of registrant as specified in its charter)



         Delaware                   333-98553                58-2598670
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(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)          Identification No.)


270 Peachtree Street, N.W., Atlanta, Georgia                    30303
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (404) 506-5000
                                                   ----------------------------


                                      N/A
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure

         The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The furnishing of the information in this report and in such exhibits is not intended to, and does not, constitute a determination or admission that the information in this report is material, or that you should consider this information before making an investment decision with respect to any security of Southern Power Company ("Southern Power").


                    99.1  Information Relating to Southern Power Company

                    99.2  Independent Engineer's Report by R. W. Beck, Inc.



                 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING
                                   INFORMATION


         Some of the information in this Current Report on Form 8-K and the Exhibits hereto is forward-looking information based on current expectations and plans that involve risks and uncertainties. In some cases, forward-looking information and statements can be identified by terminology such as "may," "will," "could," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "contemplates" or the negative of these terms or other comparable terminology. Southern Power cautions that there are certain factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many if which are outside the control of Southern Power; accordingly, there can be no assurance that such indicated results will be realized.

         The following factors, in addition to those discussed in the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q for the quarter ended March 31, 2003 of Southern Power, and subsequent securities filings, could cause results to differ materially from management expectations as suggested by such forward-looking information: the effects, extent and timing of the entry of additional competition in the markets in which Southern Power operates; the impact of fluctuations in commodity prices, interest rates and customer demand; political, legal and economic conditions and developments in the United States; the ability of counterparties of Southern Power to make payments as and when due; the effects of, and changes in, economic conditions in the areas in which Southern Power operates, including the current soft economy; the direct or indirect effects on Southern Power's business resulting from the terrorist attacks that took place on September 11, 2001, or any similar events or responses to such events; financial market conditions and the results of financing efforts; the ability of Southern Power to obtain additional generating capacity at competitive prices; and weather and other natural phenomena.

The information in this Current Report on Form 8-K and the Exhibits hereto do not constitute a sale, an offer to sell or the solicitation of an offer to buy any security.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 30, 2003                         SOUTHERN POWER COMPANY


                                            By /s/Wayne Boston
                                                Wayne Boston
                                            Assistant Secretary